UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – October 26, 2007

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On October 26, 2007, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that a poster presentation covering preliminary results from the CTCE-9908 Phase I/II clinical trial was presented by Dr. Sebastien Hotte, Lead Investigator, at the Molecular Targets and Cancer Therapeutics International Conference held this week in San Francisco, California.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2007	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS INVESTIGATOR PRESENTS ENCOURAGING PRELIMINARY RESULTS FROM CTCE-9908 PHASE I/II CLINICAL TRIAL

Vancouver, BC (October 26, 2007) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced that a poster presentation covering preliminary results from the CTCE-9908 Phase I/II clinical trial was presented by Dr. Sebastien Hotte, Lead Investigator, at the Molecular Targets and Cancer Therapeutics International Conference being held this week in San Francisco, California.

The preliminary results of the Phase I/II trial demonstrate that CTCE-9908 is well tolerated with no dose limiting toxicity observed up to the maximum dose of 5.0 mg/kg/day that was tested.   The main side effect at the maximum dose tested was moderate phlebitis (blood vessel inflammation).  The preliminary results found that seven out of twenty cancer patients showed stable disease after one month and one patient with small bowel carcinoma showed stable disease after six months of therapy with CTCE-9908.

The patients enrolled in this study all had advanced cancers with metastatic disease that was refractory to all standard therapy, or for which no curative therapy exists.  Final results are expected by year end.  The Company is continuing with its plans to start an international Phase II study in 2008.

A second poster at the same conference presented the results of preclinical studies using CTCE-9908 that was presented by Dr. Ronnie Poon, Department of Surgery, University of Hong Kong.  These studies evaluated the therapeutic potential of CTCE-9908 in cell culture models and an animal model with human hepatocellular carcinoma (liver cancer).  The results demonstrated that CTCE-9908 inhibited tumour cell migration and significantly reduced circulating tumour cells in the blood which resulted in a significant reduction in the number of animals with new sites of disease referred to as metastasis. The study concluded that CTCE-9908 is a potential therapeutic strategy for the inhibition of liver cancer metastasis.

A third poster presenting additional preclinical data was presented by Dr. Donald Wong, Director of Preclinical Drug Development for the Company.  The study demonstrated that CTCE-9908 treatment in combination with chemotherapy (Docetaxel) either in an adjuvant or consolidation schedule reduced the metastatic area by 40-50% as well as reducing the number of animals with distant metastasis. The consolidation therapy (chemotherapy followed by CTCE-9908) resulted in a number of mice that were free of primary tumour and metastasis while on treatment with CTCE-9908 and remained so even after CTCE-9908 treatment was discontinued. The study concluded that CTCE-9908 in combination with Docetaxel reduced the metastatic area of human prostate cancer in animal models as well as produced a number of mice that were free of primary tumour and metastases while on treatment.

“We are definitely encouraged by these findings.  The data may help guide future clinical development,” stated C. Richard Piazza, Chairman and Chief Executive Officer of the Company.

All three posters will be available later today on the Company website at www.chemokine.net.

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells. This binding process is believed to be critical in the metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to reduce or delay the metastatic process.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director of Public Relations Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net